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Opportunity to tap Chewy eCommerce Capabilities

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chewy
Investor Day
December 14, 2023

Disclaimer

Forward-Looking Statements and Other Information

This presentation contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations or financial condition, long-term targets, business strategy and plans and objectives of management for future operations, are forward-looking statements.

In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "forecast," "intend," "may," "plan," "potential," "predict," "project," "seek," "should," "target," "will" or "would" or the negative of these words or other similar terms or expressions. These forward-looking statements include, but are not limited to, statements concerning our ability to: sustain our recent growth rates and successfully manage challenges to our future growth, including introducing new products or services, improving existing products and services, and expanding into new offerings; successfully manage risks related to the macroeconomic environment, including any adverse impacts on our business operations, financial performance, supply chain, workforce, facilities, customer services and operations; acquire and retain new customers in a cost-effective manner and increase our net sales, improve margins and maintain profitability; manage our growth effectively; maintain positive perceptions of our company and preserve, grow, and leverage the value of our reputation and our brand; limit operating losses as we continue to expand our business; forecast net sales and appropriately plan our expenses in the future; estimate the size of our addressable market; strengthen our current supplier relationships, retain key suppliers and source additional suppliers; negotiate acceptable pricing and other terms with third-party service providers, suppliers and outsourcing partners and maintain our relationships with such parties; mitigate changes in, or disruptions to, our shipping arrangements and operations; optimize, operate and manage the expansion of the capacity of our fulfillment centers; provide our customers with a cost-effective platform that is able to respond and adapt to rapid changes in technology; limit our losses related to online payment methods; maintain and scale our technology, including the reliability of our website, mobile applications, and network infrastructure; maintain adequate cybersecurity with respect to our systems and ensure that our third-party service providers do the same with respect to their systems; maintain consumer confidence in the safety, quality and health of our products; limit risks associated with our suppliers and our outsourcing partners; comply with existing or future laws and regulations in a cost-efficient manner; compete with other retailers and service providers; utilize tax attributes, net operating loss and tax credit carryforwards, and limit fluctuations in our tax obligations and effective tax rate; adequately protect our intellectual property rights; successfully defend ourselves against any allegations or claims that we may be subject to; attract, develop, motivate and retain highly-qualified and skilled employees; predict and respond to economic conditions, industry trends, and market conditions, and their impact on the pet products market; reduce merchandise returns or refunds; respond to severe weather and limit disruption to normal business operations; manage new acquisitions, investments or alliances, and integrate them into our existing business; successfully compete in the pet insurance market; manage challenges presented by international markets; successfully compete in the pet products and services health and retail industry, especially in the e-commerce sector; raise capital as needed; and maintain effective internal control over financial reporting and disclosure controls and procedures.

You should not rely on forward-looking statements as predictions of future events, and you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of factors. We have based the forward-looking statements contained in this presentation primarily on our current assumptions, expectations, and projections about future events and trends that we believe may affect our business, financial condition, and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section titled "Risk Factors" included under Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended January 29, 2023, and in our other filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation. While we believe that such information provides a reasonable basis for these statements, such information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments.

Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures, that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"), including but not limited to Non-GAAP Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and Adjusted Net Sales. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation and relied upon as substitutes for financial measures determined in accordance with GAAP. In addition, we have not reconciled forward-looking Adjusted EBITDA and Adjusted EBITDA margin to GAAP net income (loss) because we do not provide an outlook for GAAP net income (loss) due to the uncertainty and potential variability of other income, net and provision for (benefit from) income taxes, which are reconciling items between Adjusted EBITDA and GAAP net income (loss). Because such items cannot be reasonably predicted, we are unable to provide a reconciliation of forward-looking Adjusted EBITDA and Adjusted EBITDA margin included in this presentation. However, such items could have a significant impact on GAAP net income (loss).

Market, Ranking and Other Industry Data

In this presentation we refer to information regarding market data obtained from internal sources, market research, publicly available information, and industry publications. Estimates are inherently uncertain, involve risks and uncertainties, and are subject to change based on various factors, including those discussed in the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" included in our filings with the Securities and Exchange Commission. We believe that these sources and estimates are reliable as of the date of this presentation but have not independently verified them and cannot guarantee their accuracy or completeness.

Trademarks, Service Marks and Trade Names

Agenda

1.	Opening Remarks	**Sumit Singh** (CEO)
2.	Chewy Health	**Mita Malhotra** (President, Chewy Health)
3.	Chewy Retail	**Allen Hughes** (President, Chewy Retail)
4.	International	**Sumit Singh** (CEO)
	Break	
5.	Operations	**Scott Anderson** (COO)
6.	Financial Framework	**Stacy Bowman** (Interim CFO) **Jen Hsu** (VP, IR & Corp Dev)
7.	Closing Remarks	**Sumit Singh** (CEO)
8.	Q&A	

1.

Opening Remarks

Sumit Singh
CEO





Our mission

To be the most trusted and convenient destination for pet parents and partners everywhere

chewy

- Largest pet specialty retailer in the U.S.
- Largest pet pharmacy in the U.S.
- ~75% Autoship customer sales as a % of net sales
- Top 3 U.S. DTC eCommerce FC Network
- #1 on Forrester's Customer Experience Index

Sources: Forrester (The U.S. Customer Experience Index Rankings, 2023), Management estimates.
Notes: FC = Fulfillment Center. We define Autoship customers as customers in a given fiscal quarter for whom an order has shipped through our Autoship subscription program during the preceding 364-day period. We define Autoship customer sales as a percentage of net sales as the Autoship customer sales in a given reporting period divided by the net sales from all orders in that period.

Framing Remarks

We have successfully executed against the strategy we outlined at our IPO in 2019:

- Our Retail business is rapidly achieving scale
- We built a scaled operations network, enabling a world-class delivery experience & unlocking cost savings
- Going forward, we expect reduced capex intensity across the core network and improved FCF conversion

+

We have built a large, integrated Health business from the ground up:

- Health produces premium growth at premium margins
- The business remains in its early innings

=

We are creating a pet platform that services all of a pet's needs, and is expected to deliver share-gaining growth and accelerate margin expansion, resulting in strong free cash flow generation


chewy
where pet lovers shop
chewy
where pet lovers shop

Our Opportunity

Pet Is a Large, Fast-Growing, and Resilient Category

U.S. Pet TAM



$10B
Pet Services[2]
7%
$47B
Pet Health[1]
33%
$144B
2023E U.S. Pet TAM
60%
$87B
Pet Food and Supplies

U.S. Pet TAM Growth CAGRs



~6%
~10%
~5-7%
Pre-COVID ('15-'19)
COVID-Today ('19-'23E)
Forecast ('23E-'27E)

Sources: Packaged Facts – August 2023, Bloomberg Intelligence, Management estimates.
Notes: Data includes certain adjustments based on Management estimates. 1) Includes veterinary services, prescription and non-prescription pet medications, veterinary diets, supplements, certain other product sales and insurance. Data includes applicable sales through the veterinary channel and the retail channel. 2) Includes grooming, boarding/daycare, training, pet sitting/walking and other services. Data includes such services provided via the veterinary channel.

The Pet Retail Market Is Expected to Continue Shifting Online

U.S. Pet Retail Channel Mix



Pet Specialty Chains
Independent
Other
Online
Mass & Food
2018
22%
5%
9%
20%
44%
2023E
17%
3%
9%
36%
36%

Category Online Penetration Potential: 45%+

Chewy Pet Retail Market Share[1]	~6%	~12%

Sources: Packaged Facts – August 2023, Management estimates.
Notes: "Online" channel includes pure play eCommerce as well as online sales of B&M retailers, including BOPIS. "Mass & Food" includes Grocery, Wholesale Clubs, Mass Merchandisers, and other general retail. "Pet Specialty Chains" includes pet specialty retailers with five stores or more. "Independent" includes pet specialty retailers with four or fewer stores. "Other" includes farm & feed stores and other miscellaneous retailers. The percentages in the charts may not sum up to exactly 100% due to rounding. 1) Market share estimates reflect Chewy's net sales for the most comparable fiscal year period (i.e., FY'18 (adjusted for 53rd week; this metric is defined as Adjusted Net Sales) and FY'23 (based on guidance mid-point)) divided by total retail product sales for the pet category (including Health-related product sales via the Retail channel) per Packaged Facts. Market definition excludes products and services sold through the services sector (i.e., Veterinary and Pet Services). Adjusted Net Sales is a non-GAAP financial measure. Please see the Disclaimer and the Appendix for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

We Have Made Tremendous Progress Since Our IPO in 2019

Net Sales


$11.0B
3x
$3.5B
IPO
Today

Gross Margin


28%
+800 bps
20%
IPO
Today

Adjusted EBITDA Margin[1]


3.4%
+1,000 bps
(6.5%)
IPO
Today

Autoship Customer Sales as a % of Net Sales[2]


75%
+900 bps
66%
IPO
Today

Net Sales Per Active Customer[3]


$543
+$209
$334
IPO
Today

Active Customers[4]


20.3M
2x
10.6M
IPO
Today

Notes: "IPO" indicates Chewy FY'18 results. "Today" indicates LTM results reflecting data as of Chewy's third quarter of FY'23. 1) Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Please see the Disclaimer and the Appendix for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures. 2) We define Autoship customers as customers in a given fiscal quarter for whom an order has shipped through our Autoship subscription program during the preceding 364-day period. We define Autoship customer sales as a percentage of net sales as the Autoship customer sales in a given reporting period divided by the net sales from all orders in that period. 3) We define net sales per active customer as the aggregate net sales for the preceding four fiscal quarters, divided by the total number of active customers at the end of that fiscal quarter. 4) We define active customers as the total number of customers who have ordered a product or service, and for whom a product has shipped or for whom a service has been provided, at least once during the preceding 364-day period.

Why We Win

Offering the
Scale and Convenience of eCommerce

with the
Personalized Service of Your Neighborhood Pet Store

Largest Assortment at Competitive Prices

Differentiated, Scaling Healthcare Platform

Signature Autoship Program Drives Loyalty

World-Class Service

We Are the Most Beloved Pet Retailer

Chewy Is Pet Parents' Favorite Destination to Shop Pet...


chewy
-1,700 bps
Our Next Competitor

% of Retailers' Customers Naming Them as Their #1 Preferred Destination for Pet[1]

...With Our Customer Service Offering a Key Differentiator...


87%
chewy
45%
eCommerce Companies

% of Customers Reporting a 5-Star Customer Service Experience

... Resulting in Leading Wallet Share Capture


$500+
chewy
~$250 or less
Pet Specialty Peers

Net Sales Per Active Customer

Sources: Chewy Consumer Research, Qualtrics, Management estimates.
Note: 1) Includes customers who have shopped at the respective retailer in the past three months or are likely to shop at such retailer in the next three months, as of the date of the survey.

Customer Service Sets Us Apart

We Are Pet Parents' Trusted Advisor…

Available & Accessible

A human answers <u>every</u> call

Expert Advice

Specialized teams providing function-specific care

Trusted Resource

~30% of contacts are shopping support and purchase recommendations

… and Consistently Delight Them With WOW Moments

**Personalization at Scale:
1M Monthly Physical Customer Touchpoints**


BOOP!
IT'S YOUR BIRTHDAY
chewy

Customers Are the Greatest Advocates for Our Platform

Anna B.

I contacted @Chewy last week to see if I could return an unopened bag of my dog's food after he died. They 1) gave me a full refund, 2) told me to donate the food to the shelter, and 3) had flowers delivered today with the gift note signed by the person I talked to?? 😭🥹

12:35 AM · Jun 15, 2022

40.1K Reposts **7,507** Quotes **687.8K** Likes **5,703** Bookmarks

Leah C.

8mo • Edited •

Customer Experience can make or break a relationship. Chewy gets it. After our beloved 18 year old toy poodle Pepper passed last week, we received these very thoughtful flowers from Chewy with a lovely note after I canceled my auto ship order. Always remember the important moments in your customer's life cycle to drive retention and loyalty. #customerexperience, #customerloyalty, #customerjourney


chewy
chewy
83974

Our Model Builds Loyalty...

Drivers of NSPAC Expansion

- Growing Health business
- Increasing Autoship penetration
- Cohort maturation
- Premiumization / humanization
- Pricing growth

Illustrative Customer Journey


NSPAC
1 Customer buys a bag of dog food as their first purchase
2 Purchases Flea & Tick medication through Chewy Pharmacy
3 Switches to Autoship and adds premium treats
4 Signs up for CarePlus pet insurance
5 Adds supplements and switches to vet diet food
6 Further long-term NSPAC expansion as customer deepens their relationship with Chewy
Time as a Chewy Customer

Note: NSPAC = Net sales per active customer.

...Which Drives Predictable, Recurring Purchasing Behavior


NSPAC by Cohort[1]
$1,200
$1,000
$800
$600
$400
$200
$0
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11
Year 12
FY'11
FY'12
FY'13
FY'14
FY'15
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
Cohorts consistently reach ~$500+ NSPAC by Year 3
Oldest cohorts spending $1K+

~$1,700 wallet share opportunity (annual spend per pet owning household)[2]

Notes: "Year 1" indicates the fiscal year in which a customer made their first purchase on Chewy. Subsequent years reflect the Chewy fiscal years following "Year 1". In periods prior to FY'17, we used a December 31 fiscal year. Therefore, references to FY'11 – FY'16 refer to fiscal years ended December 31. FY'17 – FY'22 data reflects the fiscal year ending each year on the Sunday that is closest to January 31 of that year. Data for FY'23 is not shown on this slide for comparability purposes. Net sales used to calculate the NSPAC data in the above chart exclude refunds and therefore differ from Chewy's publicly reported net sales. 1) We define net sales per active customer (NSPAC) as the aggregate net sales for the preceding four fiscal quarters, divided by the total number of active customers at the end of that fiscal quarter. We define active customers as the total number of customers who have ordered a product or service, and for whom a product has shipped or for whom a service has been provided, at least once during the preceding 364-day period. 2) Reflects 2023E U.S. Pet TAM per Packaged Facts divided by 86.9M U.S. pet owning households per the American Pet Products Association.

Our Model Has Resulted in 100%+ Net Sales Retention...



Annual Net Sales by Cohort
$12B
$10B
$8B
$6B
$4B
$2B
$0B
FY'11
FY'12
FY'13
FY'14
FY'15
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
Cohort
FY'22
FY'21
FY'20
FY'19
FY'18
FY'17[1]
FY'16
FY'11 - '15

Significant visibility given highly predictable patterns across cohorts

NSPAC expansion exceeds churn impact

Notes: Chart segments represent the respective fiscal year in which a customer made their first purchase on Chewy. In periods prior to FY'17, we used a December 31 fiscal year. Therefore, references to FY'11 - FY'16 refer to fiscal years ended December 31. FY'17 - FY'22 data reflects the fiscal year ending each year on the Sunday that is closest to January 31 of that year. Data for FY'23 is not shown on this slide for comparability purposes. Net sales used in the above chart exclude refunds and therefore differ from Chewy's publicly reported net sales. The 100%+ net sales retention statistic is based on the median annual net sales retention for cohorts for which at least two years of data are available (i.e., most recent acquisition cohort year is FY'21). 1) The FY'17 cohort includes customers acquired during the transition period from January 1, 2017 to January 31, 2017.

… and Drives Strong LTV / CAC Metrics

LTV / CAC by Cohort[1]



Pre-IPO Cohorts
Post-IPO Cohorts
0.6x
0.6x
1.9x
1.9x
3.8x
N/A
1 Year
3 Years
5 Years

Notes: LTV = Lifetime Value. CAC = Customer Acquisition Cost. "Year" indicates the number of years following the first day of the fiscal quarter in which a customer made their first purchase on Chewy. In periods prior to FY'17, we used a December 31 fiscal year. Therefore, data for FY'12 - FY'16 reflects fiscal years ended December 31. FY'17 - FY'22 data reflects the fiscal year ending each year on the Sunday that is closest to January 31 of that year. "Pre-IPO Cohorts" include FY'12 - FY'18 and "Post-IPO Cohorts" include FY'19 - FY'22. Data for customers acquired in FY'23 is not used for this slide as those customers have shopped at Chewy for less than 12 months. Data reflects the average annual LTV / CAC for cohorts for which data is available for the applicable range (e.g., "3 Years" only includes cohorts for which at least 3 years of LTV data is available). 1) LTV is calculated as the cumulative contribution profit over a period of time attributable to a particular cohort. LTV is calculated on a quarterly basis (i.e., an annual LTV is the aggregate of four consecutive fiscal quarters of LTV). Contribution profit is defined as gross profit, less any customer service variable costs, fulfillment variable costs, and merchant processing fees. For the purposes of this calculation, contribution profit is calculated using the non-Pharmacy contribution margin. Net sales used in this calculation exclude refunds and therefore differ from Chewy's publicly reported net sales. CAC is calculated as the advertising and marketing expense attributable to new customer acquisition in a period, inclusive of any first-time discounts offered to Autoship customers.



Looking Ahead...

Compelling Growth and Profitability Vectors

Chewy Retail	Chewy Health	International
~$87B U.S. TAM[1]	~$47B U.S. TAM[1]	~$200B+ TAM[1]
Benefiting from economies of scale	Rapidly scaling and expanding offering	Highly intentional, focused expansion
Well-established foundation & FCF engine	**Premium growth at premium profitability**	**Highly deliberate, capital efficient approach**

Sources: Packaged Facts – August 2023, Bloomberg Intelligence, Management estimates.
Note: 1) Reflects 2023E TAM. Chewy Retail TAM as shown excludes Pet Services.

High Growth & Margin Health Business Leverages Retail Scale



International
$11B
$3B
$8B
$4B
$1B Health
$3B Retail
IPO
Today
Future

	IPO	Today	Future
U.S. FCs	9[1]	18[2]	Leveraging automation to drive increased throughput
Adj. EBITDA Margin[3]	(6.5%)	3.4%	Expect ~15% average annual Adj. EBITDA flow through

Notes: "IPO" indicates Chewy FY'18 results. "Today" indicates LTM results as of Chewy's third quarter of FY'23. 1) "IPO" fulfillment center count differs from S-1 filing as it also includes one pharmacy FC located inside an existing Retail FC, and one standalone pharmacy FC. 2) "Today" fulfillment center count includes three pharmacy FCs located inside Retail FCs not separately listed in our SEC filings. 3) Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Please see the Disclaimer and the Appendix for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

In Pet Health, We Have Built a Tech-Led, Integrated Platform for Pet Parents…

B2C

~90M U.S. Pet Owning Households

- Pharmacy & Compounded Meds
- Veterinary Diets[1]
- Supplements & OTC Meds
- Insurance
- Telehealth
- Content

chewy health

Note: 1) Veterinary Diets are veterinary authorized food.

… Which Can Also Be Leveraged by Veterinarians


B2C
~90M U.S. Pet Owning Households
Pharmacy & Compounded Meds
Veterinary Diets
Supplements & OTC Meds
Insurance
Telehealth
Content
B2B
~30K U.S. Veterinary Clinics[1]
Veterinary eCommerce Platform
PIMS (Practice Information Management System)
Platform Underpinned by Industry Leading, Proprietary & Seamlessly Connected Tech Stack

Source: 1) The 2017 American Veterinary Medical Association ("AVMA") Report on the Market for Veterinary Services estimates that there were ~28-32K veterinary clinics in the U.S.

We Are Quickly Building Scale in Health

$3B+

LTM Net Sales Across Chewy Health[1]

~37%

CAGR FY'18-LTM

Up to ~1,000 bps

Gross Margin Upside for Chewy Health vs. Chewy Retail

Notes: LTM results reflect data as of Chewy's third quarter of FY'23. 1) Includes Pharmacy (including Compounded Medications), Veterinary Diets, Supplements & OTC Pet Meds, Veterinary eCommerce Platform (PracticeHub) and other Chewy Health offerings.

Many Offerings Across Our Ecosystem Are in Early Innings of Growth and Margin Opportunity


Legend
Chewy Retail
Chewy Health
Chewy Today
Compounded Medications
Insurance
CarePlus
Content
PetMD
Private Brands[1]
Pharmacy
Telehealth
Connect with a Vet
Early-stage opportunities at IPO
Sponsored Ads[1]
Veterinary Diets
veterinary authorized food
Veterinary eCommerce Platform
PracticeHub
Fresh & Prepared Food
Pet Food & Supplies
Supplements & OTC Meds
PIMS
Rhapsody
Chewy at IPO

Note: 1) Sponsored Ads and Private Brands also serve Chewy Health.

Our Model Is Primed to Produce Significant Free Cash Flow


~15% expected average annual adjusted EBITDA flow through
Historical
Forecast
Adjusted EBITDA Margin
Free Cash Flow
as a % of Net Sales
Capex as a % of Net Sales

Notes: Illustrative depiction. The above chart uses adjusted EBITDA as an illustrative proxy for net cash provided by operating activities when calculating free cash flow (i.e., for illustrative purposes, free cash flow as a percentage of net sales is shown as adjusted EBITDA margin less capital expenditures as a % of net sales). Adjusted EBITDA, adjusted EBITDA margin, and free cash flow are non-GAAP financial measures. Please see the Disclaimer and the Appendix for additional information on non-GAAP financial measures.



Macro and Customer Considerations

Compelling Steady State Pet Industry Growth Outlook

Expected Steady State Industry Trends			
Pet Household Growth	Unit Growth	Pricing Growth	Other Key Factors
Low Single Digit % CAGR	Low Single Digit % CAGR	Low Single Digit % CAGR	Ongoing shift to online channel Favorable mix trends (premiumization)

We expect components of steady state trends to vary by year

Well Placed to Compete for 50M+ Prospective Pet Households

	Estimated Breakdown of Prospective (Non-Chewy) U.S. Pet Owning Households[1]		Addressability	Opportunity to Drive Awareness
High Value Shoppers	~18%	~12M	High	High
Mainstream Shoppers	~62%	~41M	Medium to High	High
Low Value Shoppers	~20%	~13M	Low	High

Sources: Chewy Consumer Research, American Pet Products Association, Management estimates.
Note: 1) Number of households is based on 66.6M prospective U.S. pet owning households, which reflects 86.9M U.S. pet owning households per the American Pet Products Association less 20.3M Chewy Active Customers as of the third quarter of FY'23.

And We Are Favorably Positioned to Win vs. Competition

chewy

vs. Competition

eCommerce Table Stakes			Differentiators		
Selection	Price	Convenience	Integrated Ecosystem (Retail + Health)	Chewy Health Value Proposition	Expert Customer Service
+	=	+/=	++	++	++

Strong structural moats across our business

Key Takeaways

We are building an unparalleled pet care ecosystem, with strong competitive moats

Well-established Retail business benefiting from economies of scale

Our $3B+ Health business is delivering premium growth at premium margins

Our model has significant earnings power, supported by continued capital-efficient growth

Our team has a proven track record of execution through multiple cycles and new businesses

Chewy is well positioned to deliver share-gaining growth and accelerate margin expansion, resulting in strong FCF generation

2.

Chewy Health

Mita Malhotra
President, Chewy Health



Pet Health Is a Large, High Growth ~$47B TAM in the U.S.


$144B
Pet Food & Supplies and Pet Services $97B (67%)
Pet Health $47B (33%)
2023E
$47B
Insurance $4B[1]
Product Sales[2] $18B
Vet Services[3] $25B
2023E
$22B
Chewy Health Focus to Date

Sources: Packaged Facts - August 2023, Management estimates.
Notes: Data includes certain adjustments based on Management estimates. 1) Chewy offers wellness and insurance plans through Chewy Insurance Services, LLC, our licensed insurance agency. 2) Includes retail channel and veterinary channel prescription and non-prescription pet medications, veterinary diets, supplements and certain other product sales. 3) Excludes boarding, grooming and training services provided via the veterinary channel.

A Bird's Eye View of all That Chewy Health Contains



B2B Services
B2C Services
B2C Products
Pharmacy
PIMS (Practice Information Management System) (Rhapsody)
Veterinary eCommerce Platform (PracticeHub)
Content (PetMD)
Telehealth (Connect with a Vet)
Insurance (CarePlus)
Supplements & OTC Meds
Veterinary Diets (veterinary authorized food)
Compounded Medications
chewy health

Chewy Health Is a $3B+, Fast Growing, High Margin Business

Chewy Health Net Sales



+37%
CAGR
$0.7B
$1.1B
$1.7B
$2.3B
$2.8B
$3.1B
FY'18
FY'19
FY'20
FY'21
FY'22
LTM

Up to ~1,000bps
Gross Margin Upside vs. Chewy Retail

- Growth to date driven by rapidly scaling **Pharmacy, Veterinary Diets, and Supplements & OTC Meds** categories
- **Compounded Medications** and **PracticeHub** are also fast growing
- Other offerings are in early innings, providing upside and enhancing ecosystem

Unlocking Value via B2C Products


Pharmacy
Compounded Medications
Veterinary Diets
(veterinary authorized food)
Supplements & OTC Meds
chewy health

B2C Products

We Are America's #1 Pet Pharmacy

chewy pharmacy

Branded, generic, and Chewy-compounded medications

Proprietary tech platform, custom built for a highly regulated industry

Note: Compounded medications are customized medications compounded in Chewy's own compounding pharmacy.

Pharmacy | Compounded Meds

Significant Growth Opportunity Ahead

$1B+
LTM Net Sales

68%
CAGR FY'19 – LTM

83
Pharmacy NPS

Pharmacy TAM Is Shifting Online



In-Clinic[1]
Online[2]
~90%
~10%
~70%
~30%
~50-60%
~40-50%
2018
2023E
Long-Term

<20%
of Active Customers purchased from Chewy Pharmacy in the last year

Sources: Chewy consumer research, Packaged Facts – August 2023, Management estimates.
Notes: Chewy Pharmacy metrics include compounded medications (except for NPS). LTM results reflect data as of Chewy's third quarter of FY'23. Channel data in bar chart reflects directional estimates.
1) Estimates include small portion of B&M sales outside of the clinic channel. 2) Estimates include home delivery of purchases from clinics' online storefronts.

B2C Product Offerings Drive Compelling Financial Impact

- Continued Shift to Online Channel
- Credible NSPAC Driver
- Gross Margin Accretive

Premium Growth at Premium Margins, Benefitting Company-Wide Financial Profile

Enhancing the Ecosystem Through B2C Services



chewy
health
Rx
Content
(PetMD)
Telehealth
(Connect
with a Vet)
Insurance
(CarePlus)

B2C Services

Insurance

Nascent Insurance Opportunity in the U.S.

U.S. Pet Insurance Market Size



+17%
CAGR
$4B
$7B
2023E
2027E

Estimated Pet Insurance Penetration (% of Cats & Dogs)[1]



~3%
~17%
U.S.
UK

careplus™

Our wellness and pet insurance plans with comprehensive coverage[2]

Compelling Financial Profile

Nearly ~100% Gross Margin

No underwriting risk

Time to scale: 3-5 years

Our Partners

trupanion

Available in 46 states + D.C.

Lemonade

Available in 38 states

Sources: Packaged Facts – August 2023, North American Pet Health Insurance Association (NAPHIA), FEDIAF European Pet Food, Association of British Insurers (ABI).
Notes: 1) ABI data for the number of insured pets primarily reflects dogs and cats, but also includes other animals. 2) Chewy offers wellness and insurance plans through Chewy Insurance Services, LLC, our licensed insurance agency.

We Have a Leading Telehealth Product

Connect with a Vet: Scaled Teletriage Offering Built on Our Proprietary Tech Stack

Improves Access to Care by Supplementing In-Person Vet Visits

Live Chat
Free

20-Minute Video Call
$19.99 or free with select CarePlus Plans


9:41
Live Vet Chat
End Chat
Hi, my name is Dr. Jill.
I am sorry to see that Clancy is experiencing some limping. How long has this been going on for?
Since this morning.
Okay! Let's talk through what to check for so that we can get Clancy the help he needs.
Type a message...
space
return
123


9:41
Close
Connect with a Vet
Dr. Katy N.

Ecosystem Enhancing Asset

~30% of customer service contacts are for shopping support and purchase recommendations

Connect with a Vet can help with...

New pet consults

Nutrition advice

1:1 consultations for pet health questions

Note: Connect with a Vet is not used to diagnose, treat medical conditions or prescribe medications.

Significant Opportunities Ahead to Leverage the Platform

Strong Interest in Telehealth

Secular Momentum for Telehealth[1]

- ~1/3 of Millennial/Gen Z pet parents have used telehealth in LTM
- ~50%+ of pet telehealth customers began using services within LTM

Evolving Regulatory Landscape

- Veterinarian-client-patient relationship ("VCPR") is foundational to delivering great vet care
- Legislation is increasingly accommodating ability to form VCPR through remote methods
  - E.g., recent regulatory change in California

Opportunities to Monetize Our Platform Across New Use Cases

Today

- Teletriage

Future

- After-hours triage for clinics
- Telemedicine SaaS solution for clinics
- Non-healthcare pet services applications

Source: 1) Reflects Packaged Facts February 2023 Survey of Pet Owners data as included in Packaged Facts U.S. Pet Market Outlook, 2023-2024.

Content

For pets. By vets.™


petMD
Flea and Tick Season: Cat edition
Dr. Lauren Jones discusses how to choose the best flea and tick preventative for your cat.
Lauren Jones, VMD
National Adopt a Cat Month
petMD
SYMPTOM CHECKER
Back
Start over
Fig's Symptom Report
Send via email
Call your vet to discuss, or chat with an online vet.
Pets that lick their bottom and their feet or scratch other areas may have allergies. Both food allergies and environmental allergies can make a pet's anal glands swell. Treating the underlying allergies will help relieve your pet's signs.
Chat free with Chewy's vet team
Daily 6 a.m. to midnight ET
Connect on Chewy
What to expect at the vet
Possible treatment may include:
• Physical exam
• Rectal exam

~5M users/month

PetMD Overview

- #1 pet health education website in the U.S.
- Credible content, including 6K+ veterinarian reviewed or written articles

Addresses Strong Demand for Credible Content

- 60%+ of Millennial and Gen Z pet parents get and exchange ideas on social media (vs. ~40% of all pet parents)[1]

Designed to Drive Traffic to Chewy

- Vet-verified product reviews and recommendations
- Connect with a Vet integration for expert advice
- Educational content on pet insurance, with links to CarePlus

Source: 1) Reflects Packaged Facts February 2023 Survey of Pet Owners data as included in Packaged Facts U.S. Pet Market Outlook, 2023-2024.

Empowering Partners With B2B Services

B2B Services


PIMS (Practice Information Management System)
(Rhapsody)
Veterinary eCommerce Platform
(PracticeHub)
chewy
health

We Complement Our Pet Parent Facing Offerings With…


Pharmacy & Compounded Meds
Veterinary Diets
Supplements & OTC Meds
Insurance
Telehealth
Content
chewy health

...Veterinarian Facing Services That Tie Our Ecosystem Together


Pharmacy & Compounded Meds
Veterinary Diets
Supplements & OTC Meds
Insurance
Telehealth
Content
chewy health
practicehub
Veterinary eCommerce Platform
rhapsody
PIMS

PracticeHub Offers a Winning Solution for Veterinarians

- Seamless eCommerce solution powered by Chewy customer service & logistics
- Allows veterinarians to grow revenue from Chewy's 20M+ customers
- Reduces inventory management burden
- Offers potential to drive increased medication compliance
- Can be accessed via 3rd party PIMS (no PIMS migration required)

PracticeHub: Chewy's eCommerce Platform for Veterinarians

~14K clinics
(45%+ of U.S. clinics)
are enrolled in
PracticeHub[1]

Veterinarian Facing


3:44
Back
Rx #1234
Pending
Date Created: 03/19/20
Assigned To
Veterinarian
Dr. Lucas Smith
Pet Information
Ruby
Boxer, 32 lbs
Client: Rebecca Jones
Prescription Item
Carprofen (Generic to Rimadyl, Novox, Vetprofen) Caplets for Dogs
Quantity
1
Expiration Date
02/12/2020
Refills
0
Usage Instructions
One chewable orally every month

Pet Parent Facing


Item Details
Count: 30 Tablets
1 Tablet
$2.70
$2.70/each
30 Tablets
$81.00
$2.70/each
60 Tablets
$162.00
$2.70/each
Quantity
1
Sold by Your Clinic
Happy Animal Clinic.
Ships from Chewy.
Support your vet clinic with your purchase and enjoy Chewy's fast shipping and 24/7 customer service.
Happy Animal Clinic
$81.00 $76.95
Chewy
$81.00 $76.95
Start Autoship
Add to Cart

Purchase from veterinarian is default setting

Note: 1) Enrollment reflects statistic pro forma for the combination of PracticeHub and Petscriptions. Share of U.S. clinics is based on ~30K U.S. veterinary clinics. The 2017 AVMA Report on the Market for Veterinary Services estimates that there were ~28-32K veterinary clinics in the U.S.

Rhapsody: Chewy's Innovative, Cloud-Based PIMS

Rhapsody Overview

rhapsody

Cloud-Based PIMS

Enterprise-grade analytics and BI

Seamless Chewy ecosystem connectivity

Standardized industry data for best practices

Highly Differentiated Offering

	Legacy PIMS	Rhapsody[1]
Cloud-Based Software	✗	✓
Modern UI & Workflows	✗	✓
eCommerce Integration	✗	✓
Insurance Integration	✗	✓
Telehealth Integration	✓	✓

Note: 1) Rhapsody column includes certain integrations that are expected to be made available for use by clinics.

Two Monetization Paths for Rhapsody


rhapsody
(PIMS)
3rd Party Clinics
SaaS Model
Chewy Clinics
Powering Chewy Clinics

Why Open Chewy Clinics?

- Leverage proprietary tech to deliver seamless combination of care & commerce
- Deepen customer relationships and drive wallet share capture
- Improve ability to address in-clinic product sales (~$11B TAM[1])
- Help drive adoption of existing offerings (e.g., insurance, telehealth)
- Create opportunity to test, refine and launch new offerings

Source: 1) Data per Packaged Facts (August 2023). $11B reflects in-clinic portion of the $18B 2023E health product sales TAM. Includes prescription and non-prescription pet medications, veterinary diets, supplements and certain other product sales.

What Are Chewy Clinics?

Proof of concept clinics, built from the ground up (targeting ~4-8 launches in FY'24)

Thoughtfully designed to delight pets, pet parents, and care providers

Comprehensive service offerings across wellness and acute care

Located in areas of high pet ownership and Chewy customer density


chewy VetCare




chewy VetCare

Highly Positive Early Pet Parent Interest in Chewy Vet Care

50%+

of pet parents would consider switching to a Chewy Vet Care clinic when presented with our experience[1]



*It feels like what I know of Chewy... if they handle themselves like the people I speak to on the phone ... **I'd be happy***

- Jenn



I would 100% consider this.** When my pet passed away, they sent condolences. Just by this being affiliated with Chewy - **the name alone would make me want to go in...

- Matt

Source: Chewy Consumer Research.

Notes: Pictures do not show the actual people that made these statements. 1) Includes survey respondents who indicated they would "Definitely" or "Probably" consider switching.

Veterinarians View Chewy as an Employer of Choice

Veterinarians Are Indicating That They Are Excited...

... to be part of a company and brand that their clients already love and trust

... to join an innovative platform allowing them to practice patient and client-centric, world-class medicine

... by Chewy's commitment to improving work/life balance and supporting flexible schedules

Source: Internal recruiting feedback.

Key Takeaways

We have built a $3B+ Health business from the ground up, spanning B2C and B2B offerings

- Proprietary tech stack delivering seamless ecosystem experience
- Significant opportunity ahead to efficiently drive Health products and services adoption

Chewy Vet Care rounds out our Health business, offering world-class veterinary care with seamless Chewy ecosystem connectivity

- Initial research indicates strong interest in Chewy Vet Care among pet parents and veterinarians
- Thoughtful and deliberate launch strategy with clear path to accelerate rollouts

Chewy Health drives premium growth at premium margins, with clinics unlocking the full $47B Pet Health TAM and additional profit pools

3.

Chewy Retail

Allen Hughes
President, Chewy Retail



Pet Industry Growth Is Supported by Long-Standing Tailwinds

96%
of pet owners consider pets to be part of their family[1]

74%
of pet owners are willing to spend more on pet foods with extra health & wellness benefits[1]

20+ year premiumization trend

Growing health focus

Clear need for pet expert destination spanning retail and health

Source: 1) Reflects Packaged Facts February 2023 Survey of Pet Owners data as included in Packaged Facts U.S. Pet Market Outlook, 2023-2024. Statistics include respondents who responded with either "Somewhat Agree" or "Strongly Agree".

Our Differentiated Value Prop Positions Us for Share Gains

Health & Retail Product Assortment Crafted by Pet Experts

- ~3,500 of the best and most trusted brands
- ~110,000 SKUs across Health & Retail

Specialized, High Touch Service Offerings

- Advice & care from our expert veterinary team
- Virtual (Telehealth) and Omnichannel (Clinics)

Competitive Prices

Autoship Convenience

World-Class Purchase and Post-Purchase Experience

We Support You Throughout the Pet Parenting Journey

New Pet Consult Gets You Started...	...and Helps You Discover Food & Treats	We Celebrate Your Pet's Milestones	Medications Delivered via Autoship for Peace of Mind	We Help You Find the Right Senior Food for Your Aging Pet...	... and Support You in Difficult Times

HAPPY B-DAY

Empathetic Expertise: Whenever you need us ... pet loving customer service reps pick up calls in <10 seconds, 24/7

Autoship Is Custom Designed for Pet Parents' Needs ...

Autoship Delivers Difficult-to-Replicate Convenience and Peace of Mind for Pet Parents...

- Custom designed for pet category
- Introductory discounts and ongoing savings
- Easy to adjust frequency

chewy

... Driving Compelling Financial Impact

- Sticky and loyal customers

... And Underpins the Success of Our Ecosystem

Autoship Customer Sales as a % of Net Sales[1]



66%
69%
68%
70%
73%
75%
FY'18
FY'19
FY'20
FY'21
FY'22
LTM
Autoship Customer Sales[1]
$2.3B
$8.3B

76%
Q3'23 Autoship Customer Sales as a % of Net Sales[1]

31%
Autoship Customer Sales FY'18 – LTM CAGR

~80%
of Autoship Customer Sales are subscription (vs. attach)[2]

Notes: LTM results reflect data as of Chewy's third quarter of FY'23. 1) We define Autoship customers as customers in a given fiscal quarter for whom an order has shipped through our Autoship subscription program during the preceding 364-day period. We define Autoship customer sales as a percentage of net sales as the Autoship customer sales in a given reporting period divided by the net sales from all orders in that period. 2) Subscription indicates Autoship customer sales that are recurring in nature, while attach captures all incremental sales attributed to Autoship customers.

Compelling Growth & Margin Expansion Opportunities Ahead

Sponsored Ads



Private Brands


c

Pet Services



We Are Quickly Rolling Out a Complete Suite of Ad Products

	Live		Expected First Half of FY'24	
	Sponsored Products	Sponsored Brands	Search	Social Shopping
Description	Paid placement among product listings	Premium placement at top of listing page	Paid result driving shoppers to Chewy	Targeted ads to extend reach
Awareness		✓		
Consideration	✓	✓	✓	✓
Conversion	✓	✓	✓	✓

Sponsored Ads

Partnered With Leading Brands for Seamless Ad Experiences

Select Marquee Brand Partners

MARS

PURINA

Hill's


8:31
chewy
Search
Premium Food
Grain-Free
With Grain
Sponsored
Hill's Science Diet Puppy Chicken & Brown Rice Recipe Dry Dog Food, 15.5-lb bag
650
$37.79 $46.98
$35.90 Autoship
Save 50% with First Autoship
Sponsored
Purina ONE +Plus Natural High Protein Healthy Puppy Formula Dry Puppy Food, 16.5-lb bag
532
$31.58 $33.58
$30.00 Autoship
Save 50% with First Autoship
Discover
Health
Autoship
Account
Menu

Private Brands

Strong Private Brands Portfolio, With Clear Assortment Expansion Opportunity

We Have a Demonstrated Track Record of Building Winning Brands...

AMERICAN JOURNEY by chewy



AMERICAN JOURNEY
AMERICAN JOURNEY
AMERICAN JOURNEY
SOFT BAKED
Oven Baked

~$125M LTM net sales flagship private brand with strong dog food portfolio

Vibeful by chewy



Vibeful
Vibeful
WILD ALASKAN SALMON OIL
Vibeful
PROBIOTIC
Vibeful
CALMING
Vibeful
MOBILITY & JOINT SUPPORT

Recently launched supplements brand; loved and highly rated by customers

...With Clear Opportunities Ahead to Drive Private Brands Growth

- Expand consumables portfolio (e.g., Cat)
- Drive adoption of recently launched offerings
- Lean into marketing opportunities (no material investment to date)
- Distribution opportunity

Note: LTM results reflect data as of Chewy's third quarter of FY'23.

Significant Private Brands Penetration and Margin Upside

Targeting 15%+ Long-Term Private Brands Penetration


15%+
Mid-Single Digits
Chewy Today
Long-Term Target

Up to ~700 bps
higher Private Brands gross margin at scale vs. comparable National Brands


AMERICAN JOURNEY
frisco
Vibeful
WILD ALASKAN SALMON OIL FORMULA
Skin & Coat Supplement For Dogs
Scoopable Cat Litter
GRAIN-FREE
Chicken & Sweet Potato Recipe
PROBIOTIC
Soft Chews For Dogs
HYPOALLERGENIC SHAMPOO

Ability to Leverage Tech Platform for Pet Services

Chewy's Proprietary Services Technology Platform

Video | Messaging | Payments | Location

Veterinarians (Teletriage)

Use Case Today

Boarders | Groomers | Trainers | Walkers & Sitters | Other

Opportunity to drive further customer touchpoints and share of wallet with low incremental investment

Note: Not all aspects of the platform are applicable to all Pet Services categories detailed above.

Compelling Growth & Margin Expansion Opportunities Ahead

	Sponsored Ads	Private Brands	Pet Services
Opportunity	~1-3% of net sales	15%+ of net sales	Build pet one-stop-shop and win in ~$10B Pet Services TAM
Gross Margin	~70%	Up to ~700 bps higher gross margin at scale vs. comparable National Brands	Attractive marketplace margin profile

Chewy Retail opportunity is underpinned by secular premiumization trend with compelling growth & margin upside

Notes: Unless noted otherwise, metrics on this page reflect long-term financial targets.

Key Takeaways

Attractive pet category dynamics, underpinned by premiumization and growing health focus

We offer a differentiated value prop designed to address the needs of pet parents and their pets

Our signature Autoship program drives difficult-to-replicate convenience for customers, unlocking strong loyalty, and strengthening our financial profile

- Growing at a premium to our overall business, with continued penetration upside

We have multiple growth & margin vectors to enhance our ecosystem and build a one-stop shop

- Clear execution roadmap across Sponsored Ads, Private Brands and Pet Services

Our rapidly scaling Chewy Retail business is expected to deliver continued share gains, while simultaneously driving margin expansion and strong FCF generation

4.

International

Sumit Singh
CEO



Canada Has a Large and Fast-Growing Pet Market

Canada Pet TAM[1]


8%
CAGR
~$7B
~$10B
2018
2023E

9M+ pet owning households in Canada

Low 20s % eCommerce penetration of pet supplies

No sizeable pet specialty eCommerce player

90%+ of Canadian pet parents consider pets as family

~75% of the Canadian population shops online, broadly consistent with the U.S.

Sources: Statistics Canada, Packaged Facts (Canadian Pet Market Survey 2022), U.S. Department of Commerce, third party analyst research.
Notes: All CAD figures converted to USD at the spot rate of $1 USD = $1.36 CAD as of 11/30/2023. 1) Includes total spend on pets and pet food, as well as veterinary and other services for pets.

Well Positioned to Deliver Operational Excellence in Canada

Capital Light Warehouse & Fulfillment Structure


chewy.com
where pet lovers shop

Rapid expansion via 3PL

Tight CX alignment between Chewy and 3PL partner

Efficient Inbound & Outbound Logistics


chewy

FedEx as logistics provider

1-2 day delivery expected for close to 100% of orders

World-Class Customer Service


chewy

24/7 care from live agents

Everyday WOW moments

Through our world-class operations, we deliver a localized experience, including a "Canada Shop" subsite featuring 35+ local brands

Canada Playbook Provides Blueprint for Future Markets

We will remain **highly thoughtful, deliberate and ROI-focused** in our evaluation of international opportunities

International growth offers **incremental upside to our core U.S. business**

Canada launch has honed Chewy's systems and processes for future markets

- Website localization
- Efficient logistics
- Assortment strategy
- Effective organizational structure

Break

5.

Operations

Scott Anderson
COO



Key Areas of Operational Differentiation and Margin Efficiency

Topology



Scaled logistics network with full coverage of the U.S.

Leveraging data science and proprietary software to optimize network and inventory placement

Autoship

Autoship

Autoship and limited seasonality in pet category enable efficient operations

Accurate machine learning models reduce operational buffers

Automation



Automation and AI are driving material improvements in efficiency and profitability

Topology

Significantly Increased Scale and Sophistication of FC Network Since IPO

	At IPO[1]	Today[2]
Total Fulfillment Centers	9	18
Automated	0	5
Pharmacy	2	5

Automation Investment Thesis

Up to ~50% *improvement in ergonomics*

Up to ~40% *increased efficiency in multi-SKU orders*

~30% *greater net sales / square foot*

Notes: 1) "IPO" fulfillment center count differs from S-1 filing as it also includes one pharmacy FC located inside an existing Retail FC, and one standalone pharmacy FC. 2) "Today" fulfillment center count includes three pharmacy FCs located inside Retail FCs not separately listed in our SEC filings.

Large Portion of Investment in the Network Is Behind Us

~9 million square feet across 18 FCs


Reno, NV
Phoenix, AZ
Belton, MO
Dallas, TX
Clayton, IN
Dayton, OH
Louisville, KY
Nashville, TN
Houston, TX
Wilkes-Barre, PA
Archbald, PA
Pittston, PA
Lewisberry, PA
Salisbury, NC
Ocala, FL
Fulfillment Center
Automated Fulfillment Center
Pharmacy Fulfillment Center
Population Density

Our Core FC and Rx Network Can Serve...

~80% of U.S. Population[1]	~100% of U.S. Population[1]
in 1 Day	in 2 Days

Note: 1) Includes contiguous United States (48 states and the District of Columbia) and excludes Alaska, Hawaii, and Puerto Rico.

Purpose Built Network Provides a Clear Competitive Advantage

Key Operational Capabilities...

Using data science and proprietary machine learning engine to optimize...

- Working capital management
- Inventory placement
- Package density ("Cartonization")
- Order routing

Import routing facilities

Middle mile network

...Drive Efficiencies and Improve CX

Average miles traveled per package


~(28%)
Q3'22
Q3'23

Average days from click to delivery


~(7%)
Q3'22
Q3'23

Note: Data reflects non-Pharmacy metrics.

Autoship Delivers a Winning Customer Experience...

Autoship

Our Autoship customers benefit from a best-in-class, difficult-to-replicate eCommerce experience supported by high visibility into orders and fulfillment

- Proactive notifications at every stage of the delivery process
- Priority filling of Autoship orders
- World-class delivery accuracy

...and Is a Material Competitive Advantage

Autoship Enables ~10% Faster Delivery Speeds, While Simultaneously ...

...Unlocking Fulfillment Cost Savings	...Reducing Delivery Distance	...Driving Freight Expense Savings
~99%+	**~20%**	**~100 bps**
Autoship Forecast Accuracy to Predict Labor Needs	Fewer Average Miles Traveled Per Package[1]	Lower Freight Expense as % of Net Sales[1]

Note: 1) Data reflects non-Pharmacy metrics.

Automation

Leveraging AI Powered Robotics Across Our Network

Our Proprietary Robotics Technology Leverages AI, Computer Vision and Machine Learning

Selected Examples

Efficiency	Leverage Autopack to optimize box sizes, reducing waste and shipping costs
Speed	Deploy goods-to-person systems to optimize process flows
Safety	Automate lifting of large, heavy bags of pet food




chewy

Retrofits Driving Automation Upside, Reducing Capex Intensity

Share of Order Volume Leveraging Automation Solutions


~20-30%
~40%
~70-80%
1-Year Ago
Today
Long-Term Target

Gradual tapering of capex intensity for U.S. FC network expected given scaled footprint and lower hurdle to retrofit first-generation sites with automation solutions

Supply Chain Transformation and Automation Expected to Drive Further Leverage

~150+ bps

Cost Leverage[1]

- FC automation
- Economies of scale
- Freight & packaging
- Other process improvements

Note: 1) Reflects long-term target.

6.

Financial Framework

Stacy Bowman
Interim CFO

Jen Hsu
VP, IR & Corp Dev



Compelling Financial Track Record

1. Strong topline growth (~3x net sales since IPO)[1]
2. ~75% Autoship customer sales penetration driving recurring and predictable revenue[2]
3. Highly engaged customer base enabling consistent NSPAC growth (up 60%+ since IPO)[3]
4. Significant gross margin and adj. EBITDA margin expansion (800 and 1,000 bps since IPO, respectively)[4,5]
5. FCF has reached an inflection point and benefits from gradual reduction in core capex intensity[5]
6. Strong track record of capital-efficient and self-funded growth

Notes: 1) Represents increase in net sales between FY'18 and the LTM period as of Chewy's third quarter of FY'23. 2) Represents Autoship customer sales as a percentage of net sales for the LTM period as of Chewy's third quarter of FY'23. We define Autoship customers as customers in a given fiscal quarter for whom an order has shipped through our Autoship subscription program during the preceding 364-day period. We define Autoship customer sales as a percentage of net sales as the Autoship customer sales in a given reporting period divided by the net sales from all orders in that period. 3) Represents increase in net sales per active customer between FY'18 and Chewy's third quarter of FY'23. We define net sales per active customer as the aggregate net sales for the preceding four fiscal quarters, divided by the total number of active customers at the end of that fiscal quarter. We define active customers as the total number of customers who have ordered a product or service, and for whom a product has shipped or for whom a service has been provided, at least once during the preceding 364-day period. 4) Represents margin expansion between FY'18 and the LTM period as of Chewy's third quarter of FY'23. 5) Adjusted EBITDA, adjusted EBITDA margin, and free cash flow are non-GAAP financial measures. Please see the Disclaimer and the Appendix for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

Uninterrupted Growth Underpinned by Autoship and NSPAC Expansion

Net Sales

Autoship Customer Sales[1]

Net Sales per Active Customer (NSPAC)[2]



$3.5B
$4.8B
$7.1B
$8.9B
$10.1B
$11.0B
FY'18
FY'19
FY'20
FY'21
FY'22
LTM
$2.3B
$3.4B
$4.9B
$6.2B
$7.4B
$8.3B
FY'18
FY'19
FY'20
FY'21
FY'22
LTM
Autoship Customer Sales as a % of Net Sales
66%
75%
$334
$360
$372
$430
$495
$543
FY'18
FY'19
FY'20
FY'21
FY'22
LTM
Active Customers
10.6M
20.3M

27% FY'18-LTM CAGR

31% FY'18-LTM CAGR

11% FY'18-LTM CAGR

Notes: LTM results reflect data as of Chewy's third quarter of FY'23. 1) We define Autoship customers as customers in a given fiscal quarter for whom an order has shipped through our Autoship subscription program during the preceding 364-day period. We define Autoship customer sales as a percentage of net sales as the Autoship customer sales in a given reporting period divided by the net sales from all orders in that period. 2) We define net sales per active customer as the aggregate net sales for the preceding four fiscal quarters, divided by the total number of active customers at the end of that fiscal quarter. We define active customers as the total number of customers who have ordered a product or service, and for whom a product has shipped or for whom a service has been provided, at least once during the preceding 364-day period.

Strong Execution Against Our Long-Term Targets Set at the Time of Our 2019 IPO

Gross Margin[1]



20%
24%
25%
27%
28%
28%
25-28%
FY'18
FY'19
FY'20
FY'21
FY'22
LTM
LT Target (IPO)

SG&A (excluding SBC) as a % of Net Sales[2]



16%
17%
18%
20%
19%
19%
13-14%
FY'18
FY'19
FY'20
FY'21
FY'22
LTM
LT Target (IPO)

Advertising & Marketing as a % of Net Sales[3]



11%
9%
7%
7%
6%
7%
6-7%
FY'18
FY'19
FY'20
FY'21
FY'22
LTM
LT Target (IPO)

Adjusted EBITDA Margin[4]



(6%)
(2%)
1%
1%
3%
3%
5-10%
FY'18
FY'19
FY'20
FY'21
FY'22
LTM
LT Target (IPO)

Notes: LTM results reflect data as of Chewy's third quarter of FY'23. Long-term targets reflect Chewy's stated long-term targets as of the time of Chewy's IPO in June 2019. 1) Reflects a 5-8% point improvement relative to Chewy's gross margin as of FY'18. 2) Reflects a 2-3% point improvement relative to Chewy's SG&A (excluding share-based compensation expense and related taxes) as a percentage of net sales as of FY'18. Note that the long-term target at IPO was expressed as improvement relative to Chewy's SG&A as a percentage of net sales before adjustments for share-based compensation expense and related taxes. 3) Reflects a 4-5% point improvement relative to Chewy's advertising & marketing as a percentage of net sales as of FY'18. 4) Reflects a 11-16% point improvement relative to Chewy's adjusted EBITDA margin as of FY'18. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Please see the Disclaimer and the Appendix for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

Disaggregation of Adjusted EBITDA Margin Expansion Drivers

	LTM vs. FY'18	Selected Key Drivers
Gross Margin	~800 bps	✓ Growth of high margin verticals and cross-category shopping ✓ Freight and packaging (logistics and supply chain efficiencies) ✓ Pricing leverage (higher AOVs) *Autoship enabling incremental leverage across all drivers*
+		
SG&A (excl. SBC) as a % of Net Sales	~(300) bps	✓ FC automation and other FC efficiencies ✓ Disciplined G&A management and other operating efficiencies ✗ Personnel and technology investments in growth initiatives ✗ Wage inflation
+		
Advertising & Marketing as a % of Net Sales	~450 bps	✓ Technology enabling improved targeting and precision in campaigns ✓ Greater brand awareness and organic acquisition
=		
Adj. EBITDA Margin[1]	~1,000 bps	

Notes: LTM results reflect data as of Chewy's third quarter of FY'23. Numbers may not add up due to rounding. In addition, the metrics shown on this page may not include other add-backs typically included in Adjusted EBITDA. 1) Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Please see the Disclaimer and the Appendix for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

Significant Room Left for Further Margin Expansion

	Gross Margin	SG&A (excl. SBC) as a % of Net Sales	Advertising & Marketing as a % of Net Sales
Selected High Impact Opportunities	• Chewy Health expansion • Sponsored Ads • Private Brands expansion	• Scaling of automated FCs • Increased use of automation in existing FCs • G&A leverage	• Continued marketing mix optimization • Continued adoption of mobile (organic traffic) • CAC efficiencies (introduce existing customers to Health)
Potential Long-Term Upside vs. Today[1]	+++ ~400+ bps margin upside	++ ~200+ bps cost leverage	+ ~100+ bps cost leverage

Note: 1) Reflects upside relative to LTM metrics as of Chewy's third quarter of FY'23.

Continued Capex Efficiency; Mix Shifting to Growth Initiatives

Capital Expenditures as a % of Net Sales



1.2%
1.0%
1.8%
2.1%
2.3%
1.5%
~1.5 - 2.0%
FY'18
FY'19
FY'20
FY'21
FY'22
LTM
Long-Term Target
We expect our capex mix to gradually shift towards ~2/3 of capex being driven by growth investments for strategic initiatives (incl. Chewy Vet Care)

	FY'18	FY'19	FY'20	FY'21	FY'22	LTM
Capex	$44M	$49M	$131M	$183M	$230M	$169M

Note: LTM results reflect data as of Chewy's third quarter of FY'23.

Margin Expansion and Capex Efficiency Are Expected to Drive Strong Free Cash Flow


Adjusted EBITDA and Free Cash Flow
Adjusted EBITDA
Free Cash Flow
($229M)
($58M)
($81M)
($2M)
$85M
$2M
$79M
$9M
$306M
$119M
$371M
$319M
Significant Adj. EBITDA and FCF Generation
FY'18
FY'19
FY'20
FY'21
FY'22
LTM
Long-Term Target2
FCF Conversion1
N/M
N/M
2%
11%
39%
86%
Strong FCF Conversion

Notes: Adjusted EBITDA and free cash flow are non-GAAP financial measures. Please see the Disclaimer and the Appendix for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures. 1) FCF Conversion is defined as free cash flow as a percentage of Adjusted EBITDA. 2) Long-term target bars in the above chart are illustrative and not representative of any specific target.

Clear Timeline to Execute Against Key Initiatives

	Selected Initiatives	Expected Time to Scale		
		Near-Term	Medium-Term	Long-Term
Chewy Health	Pharmacy & Health products growth	✓		
	B2B Services expansion		✓	
	Increasing Insurance adoption			✓
	Clinic footprint rollout and ramp			✓
Chewy Retail	Sponsored Ads	✓		
	Private Brands expansion		✓	
	Pet Services			✓
International	International			✓
Operations	Scaling of automated FCs and increased use of automation in existing FCs	Ongoing		

Long-Term Financial Targets

Net Sales Growth	**High Single Digit** % CAGR	*FY'24 net sales growth is expected to be below the long-term target*
Adjusted EBITDA Margin	**10%+**	*We expect to deliver margin accretion in FY'24 irrespective of the macro environment*
Capital Investment & FCF Generation	**~1.5-2.0%** Capex as a % of net sales Strong FCF conversion	*Capex mix gradually shifting towards ~2/3 growth investments*

Note: Adjusted EBITDA, adjusted EBITDA margin, and free cash flow are non-GAAP financial measures. Please see the Disclaimer and the Appendix for additional information on non-GAAP financial measures.

Our Capital Allocation Strategy

Our Capital Allocation North Star: Delivering Long-Term, Profitable and Capital Efficient Growth

Core	Growth	Other
Supply chain and logistics	Key U.S. growth vectors (particularly Chewy Health)	Opportunistic M&A (clear organic bias)
Technology and core business efficiency	International (selective, highly intentional)	Balance sheet and capital structure optimization
Gradual stepdown in capital intensity vs. historic levels	**Focus on U.S. growth efforts (particularly Chewy Health)**	**Highly selective; shareholder return-focused**

7.

Closing Remarks

Sumit Singh
CEO



Closing Remarks

~$144B market opportunity in the U.S. alone, with continued customer runway

Seamlessly integrated, tech-enabled pet ecosystem

Retail serves as FCF engine; Health is expected to support future growth and margin expansion

Clinics unlock full ~$47B Pet Health TAM, expand ecosystem, and open up new profit pools

Autoship supports operating advantages and predictability in our business model

Operational efficiencies projected to contribute to strong margins

Continued capital efficiency, with gradual step down in core capex

Share gaining growth (HSD) and long-term margin upside (10%+ adjusted EBITDA margin)

8.

Q&A



Thank You

Appendix: Non-GAAP Financial Measures



Adjusted EBITDA and Adjusted EBITDA Margin

To provide investors with additional information regarding our financial results, we have disclosed adjusted EBITDA, a non-GAAP financial measure that we calculate as net income (loss) excluding depreciation and amortization; share-based compensation expense and related taxes; income tax provision; interest income (expense), net; transaction related costs; changes in the fair value of equity warrants; exit costs; and litigation matters and other items that we do not consider representative of our underlying operations. We have provided a reconciliation below of adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure.

We have included adjusted EBITDA and adjusted EBITDA margin because each is a key measure used by our management and board of directors to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating adjusted EBITDA and adjusted EBITDA margin facilitates operating performance comparability across reporting periods by removing the effect of non-cash expenses and certain variable charges. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA margin provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.

We believe it is useful to exclude non-cash charges, such as depreciation and amortization and share-based compensation expense from our adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We believe it is useful to exclude income tax provision; interest income (expense), net; transaction related costs; changes in the fair value of equity warrants; exit costs; and litigation matters and other items which are not components of our core business operations. Adjusted EBITDA has limitations as a financial measure and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

- although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and adjusted EBITDA does not reflect capital expenditure requirements for such replacements or for new capital expenditures;
- adjusted EBITDA does not reflect share-based compensation and related taxes. Share-based compensation has been, and will continue to be for the foreseeable future, a recurring expense in our business and an important part of our compensation strategy;
- adjusted EBITDA does not reflect interest income (expense), net; or changes in, or cash requirements for, our working capital;
- adjusted EBITDA does not reflect transaction related costs and other items which are either not representative of our underlying operations or are incremental costs that result from an actual or planned transaction and include changes in the fair value of equity warrants, exit costs, litigation matters, integration consulting fees, internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities) and certain costs related to integrating and converging IT systems; and
- other companies, including companies in our industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these limitations, you should consider adjusted EBITDA and adjusted EBITDA margin alongside other financial performance measures, including various cash flow metrics, net income (loss), net margin, and our other GAAP results.

Adjusted EBITDA and Adjusted EBITDA Margin (Cont.)

The following table presents a reconciliation of net (loss) income to adjusted EBITDA, as well as the calculation of net margin and adjusted EBITDA margin, for each of the periods indicated.

(in thousands, except percentages)

Reconciliation of Net Income (Loss) to Adjusted EBITDA	Q3 2023 LTM [1]	2022 [2]	2021 [2]	2020 [2]	2019 [2]	2018 [2]
Net income (loss)	$ 11,421	$ 49,232	$ (73,817)	$ (92,486)	$ (252,370)	$ (267,890)
Add (deduct):						
Depreciation and amortization	104,806	83,307	55,009	35,664	30,645	23,210
Share-based compensation expense and related taxes	238,066	163,211	85,308	129,208	136,237	14,351
Interest (income) expense, net	(33,317)	(9,291)	1,639	2,022	(356)	124
Change in fair value of equity warrants	26,882	13,340	—	—	—	—
Income tax provision	6,657	2,646	—	—	—	—
Management fee expense [3]	—	—	—	1,300	1,300	1,300
Exit costs	6,839	—	—	—	—	—
Transaction related costs	5,019	3,953	2,423	2,369	1,396	—
Other	4,762	(460)	7,990	7,080	2,123	—
Adjusted EBITDA	$ 371,135	$ 305,938	$ 78,552	$ 85,157	$ (81,025)	$ (228,905)
Net sales	$ 11,008,534	$ 10,098,939	$ 8,890,773	$ 7,146,264	$ 4,846,743	$ 3,532,837
Net margin [4]	*0.1 %*	*0.5 %*	*(0.8) %*	*(1.3) %*	*(5.2) %*	*(7.6) %*
Adjusted EBITDA margin [4]	*3.4 %*	*3.0 %*	*0.9 %*	*1.2 %*	*(1.7) %*	*(6.5) %*

[1] Last twelve months (LTM) results reflect data as of Chewy's third quarter of FY 2023, which is inclusive of Q4 2022, Q1 2023, Q2 2023, and Q3 2023.

[2] Chewy has a 52- or 53-week fiscal year ending each year on the Sunday that is closest to January 31 of that year. Chewy's 2018 fiscal year included 53 weeks. All other periods presented include 52 weeks.

[3] Management fee expense allocated to Chewy by PetSmart LLC ("PetSmart") for organizational oversight and certain limited corporate functions provided by its sponsors. Although we were not a party to the agreement governing the management fee, this management fee was reflected as an expense in our consolidated financial statements during Fiscal Years 2018, 2019 and 2020.

[4] We define net margin as net income (loss) divided by net sales and adjusted EBITDA margin as adjusted EBITDA divided by net sales.

Free Cash Flow

To provide investors with additional information regarding our financial results, we also disclose free cash flow, a non-GAAP financial measure that we calculate as net cash provided by (used in) operating activities less capital expenditures (which consist of purchases of property and equipment, capitalization of labor related to our website, mobile applications, and software development, and leasehold improvements). We have provided a reconciliation below of free cash flow to net cash provided by (used in) operating activities, the most directly comparable GAAP financial measure.

We have included free cash flow because it is used by our management and board of directors as an important indicator of our liquidity as it measures the amount of cash we generate. Accordingly, we believe that free cash flow provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.

Free cash flow has limitations as a financial measure, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. There are limitations to using non-GAAP financial measures, including that other companies, including companies in our industry, may calculate free cash flow differently. Because of these limitations, you should consider free cash flow alongside other financial performance measures, including net cash provided by (used in) operating activities, capital expenditures and our other GAAP results.

The following table presents a reconciliation of net cash provided by (used in) operating activities to free cash flow for each of the periods indicated.

(in thousands)

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow	Q3 2023 LTM (1)	2022 (2)	2021 (2)	2020 (2)	2019 (2)	2018 (2)
Net cash provided by (used in) operating activities	$ 487,908	$ 349,572	$ 191,739	$ 132,755	$ 46,581	$ (13,415)
Deduct:						
Capital expenditures	(169,347)	(230,290)	(183,186)	(130,743)	(48,636)	(44,160)
Free Cash Flow	$ 318,561	$ 119,282	$ 8,553	$ 2,012	$ (2,055)	$ (57,575)

(1) Last twelve months (LTM) results reflect data as of Chewy's third quarter of FY 2023, which is inclusive of Q4 2022, Q1 2023, Q2 2023, and Q3 2023.

(2) Chewy has a 52- or 53-week fiscal year ending each year on the Sunday that is closest to January 31 of that year. Chewy's 2018 fiscal year included 53 weeks. All other periods presented include 52 weeks.

Free cash flow may be affected in the near to medium term by the timing of capital investments (such as the launch of new fulfillment centers, customer service centers, and corporate offices and purchases of IT and other equipment), fluctuations in our growth and the effect of such fluctuations on working capital, and changes in our cash conversion cycle due to increases or decreases of vendor payment terms as well as inventory turnover.

Adjusted Net Sales

To provide investors with additional information regarding our financial results, we also disclose consolidated adjusted net sales, a non-GAAP financial measure that we calculate as net sales excluding the final week in the fourth quarter of a 53-week fiscal year. We have provided a reconciliation below of adjusted net sales to net sales, the most directly comparable GAAP financial measure.

We have included adjusted net sales because it is used by our management and board of directors to evaluate our operating performance with a consistent comparison of net sales between 52-week and 53-week fiscal years. Accordingly, we believe adjusted net sales provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.

Adjusted net sales has limitations as a financial measure, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. There are limitations to using non-GAAP financial measures, including that other companies, including companies in our industry, may calculate adjusted net sales differently. Because of these limitations, you should consider adjusted net sales alongside other financial performance measures, including net sales and our other GAAP results.

The following table presents a reconciliation of adjusted net sales to net sales for each of the periods indicated.

(in thousands)

Reconciliation of GAAP Net Sales to Adjusted Net Sales	Q3 2023 LTM [1]	2022 [2]	2021 [2]	2020 [2]	2019 [2]	2018 [2]
Net sales	$ 11,008,534	$ 10,098,939	$ 8,890,773	$ 7,146,264	$ 4,846,743	$ 3,532,837
Deduct:						
Final week of net sales in 53-week fiscal years	—	—	—	—	—	(82,865)
Adjusted net sales	$ 11,008,534	$ 10,098,939	$ 8,890,773	$ 7,146,264	$ 4,846,743	$ 3,449,972

[1] Last twelve months (LTM) results reflect data as of Chewy's third quarter of FY 2023, which is inclusive of Q4 2022, Q1 2023, Q2 2023, and Q3 2023.

[2] Chewy has a 52- or 53-week fiscal year ending each year on the Sunday that is closest to January 31 of that year. Chewy's 2018 fiscal year included 53 weeks. All other periods presented include 52 weeks.